Exhibit 99.2

 Wabtec 2nd Quarter 2021  Financial Results & Company HighlightsJuly 29, 2021

 Forward looking statements & non-GAAP financial information  This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”), statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies from the GE Transportation merger; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from acquisitions, including the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.This presentation as well as Wabtec’s earnings release and 2021 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt, cash conversion rate and book-to-bill ratio. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines book-to-bill ratio as new orders divided by sales. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results.

 Today’s participants    Rafael SantanaPresident & Chief Executive Officer  Pat DuganChief Financial Officer & Executive Vice President   Eric GebhardtChief Technology Officer & Executive Vice President   Kristine KubackiVice President, Investor Relations   PRESENTERS  INVESTOR RELATIONS

2Q 2021 overview

SALES	**$2.0B**
ADJUSTED OPERATING MARGIN	**15.2%** GAAP: 10.1%
ADJUSTED EARNINGS PER SHARE	**$1.06** GAAP: $0.66
CASH FROM OPERATIONS (1)	**$223M**
BACKLOG	**$21.5B**

2Q 2021 HIGHLIGHTS

- Recovery continues across portfolio
- Organic sales growth in Transit, Freight Services and Components, offset by lower locomotive deliveries
- On track to achieve $250M synergy run-rate in 2021 … continued focus on Lean initiatives
- Robust cash generation … year-to-date cash from operations >$0.5B
- Year-to-date book-to-bill >1… strong order pipeline for international locomotives

Proven execution driving growth through the recovery

(1) 2nd quarter cash from operations was negatively impacted by securitization of accounts receivable of $11M.

4

2Q 2021 wins

CSX

Locomotive modernizations

Trip Optimizer Zero-to-Zero

FDL Advantage engine upgrade

International PTC order with Rumo

International locomotive order

Transit brakes, doors, HVAC orders

€500M green bond

gm

Strategic collaboration

Battery technology

Hydrogen fuel cells

FAST COMPANY 2021 MOST INNOVATIVE COMPANIES

Recognized for continued commitment to innovation

 2Q 2021 financial summary  SALES  2021  OPERATING INCOME  2021  EPS  2021 Adj  2020 Adj(3)  2021       2020    2021 Adj  2020 Adj(2)  $2.0B  $203M        $0.66      $1.7B  $262M  $306M  $0.87  $1.06  16%  Adj. Margin(1)  15.1%  15.2%  2Q 2020 GAAP margin was 9.2% and 2Q 2021 GAAP operating margin was 10.1%.2Q 2020 GAAP operating income was $159.4 million.2Q 2020 GAAP EPS was $0.46    Solid execution drove sales growth and margin expansion

       2Q 2021 Freight segment performance   PRODUCT LINE   YoY  Equipment  (2%)  Lower loco deliveries driven by NA; Mining in recovery  Components   15%  Improving aftermarket & industrial offset by 19% decline in NA OE railcar build   Services    22%  Improving YoY freight trends drove unparking of locos … Nordco acquisition   Digital Electronics  (2%)  Order momentum book-to-bill >1 … continued international expansion of PTC; constrained NA capex spend  SALES  2021  OPERATING INCOME  2021  BACKLOG  2Q21  1Q21      2020  2021 Adj  2020 Adj(2)  $1.3B  $173M      $1.2B  $229M  $247M(3)  $18.0B  $17.8B(4)  19.0%  18.5%  11%  2Q 2020 Freight segment margin was 11.7% and 2Q 2021 Freight segment margin was 13.0%. 2Q 2020 Freight segment operating income was $141.5 million.Freight segment income from operations was positively impacted by below market intangible amortization of $7 million. Freight segment income was adjusted by the following expenses: $6 million for restructuring and transaction costs and $68 million for amortization expenses. Foreign exchange rates had a positive $81 million impact on the segment backlog.  Adj Margin(1)

 2Q 2021 Transit segment performance   PRODUCT LINE   YoY  OE  41%  Recovery in global transit spend on new projects   Aftermarket  17%  Aftermarket resilient despite COVID resurgence  SALES  2021  OPERATING INCOME  2021  BACKLOG  2Q21  1Q21  2020    2021 Adj  2020 Adj(2)  $0.68B  $45M          $0.53B  $51M  $73M(3)  $3.7B  $3.7B(4)  9.6%  10.8%  2Q 2020 Transit segment margin was 7.5% and 2Q 2021 Transit segment margin was 6.7%. 2Q 2020 Transit segment operating income was $40.2 million.Transit Segment income from operations was adjusted by $23 million for restructuring expenses and $5 million for amortization expenses.Foreign exchange rates had a positive $21 million impact on segment backlog.  Adj Margin(1)      27%

2Q 2021 orders and backlog

12-MONTH BACKLOG

Freight 12-month backlog up 14% from 4Q20 … highest level since 3Q19



$B
$4.0
$1.8
$4.1
$1.6
$3.9
$1.7
$3.8
$1.8
$3.7
$1.6
$3.6
$1.6
$3.6
$1.9
$3.9
$1.8
$4.1
$1.7
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Freight
Transit

TOTAL BACKLOG

YTD book-to-bill >1 … driven by broad based order activity across the portfolio



Digital
~5%
Components
~5%
Transit
~15%
Multi- year backlog ~$21.5B
~50%
Services
Equipment
~25%

Backlog provides increased long-term visibility

9

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION

Cash from Ops


$229M
$515M
1H20
1H21

Strong cash generation … solid cash conversion of net income

Focused working capital management … YTD benefit from A/R securitization of $82M

Executing on synergy goals … on-track to achieve $250M run-rate in '21

STRONG FINANCIAL POSITION

Total Debt


$4.5B
$4.1B
2Q20
2Q21

Strong balance sheet … successfully completed €500M Green bond

Adj. net leverage declined to ~2.6x … committed to maintain investment grade ratings

Deploying capital to execute on strategic priorities

Robust cash generation; investing in high-return opportunities to grow value

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 Market outlook and guidance   (1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP Net Income plus Depreciation & Amortization   FREIGHT    NA carloads    Locomotive & railcar parkings    International freight volumes    NA railcar production    Mining commodities    TRANSIT    Infrastructure investment    Global ridership    2021 Market Outlook(vs 2020)    Prior 2021 Guidance(as of 1Q21 earnings call)  Updated 2021 Guidance  REVENUES  $7.7B to $7.9B  $7.9B to $8.2B  GAAP EPS  $2.80 to $3.05  $2.87 to $3.07  ADJUSTED EPS  $4.05 to $4.30  $4.15 to $4.35  CASH CONVERSION(1)  >90%  >90%

WORLD'S FIRST BATTERY ELECTRIC LOCOMOTIVE

FLXdrive


3000
Wabtec
FLXdrive

FLXDRIVE 1.0 DEMONSTRATION

13,320
MILES

6,207
GALLONS OF FUEL SAVED

11%
REDUCTION IN EMISSIONS

0
MAJOR FAILURES

FLXdrive 1.0	FLXdrive 2.0
LOCO SAFETY/DURABILITY	LOCO SAFETY/DURABILITY
2.4 MWh	7+ MWh
416KLBS / 73'	432KLBS / 76'
4 POWERED AXLES	6 POWERED AXLES
DEDICATED CONSIST	LEAD CAPABLE

LEVERAGING DIGITAL SOLUTIONS TO DELIVER SUPERIOR ENERGY MANAGEMENT

~30% TRAIN LEVEL FUEL SAVINGS; ~30T NOX REMOVED/YR; ~3,000T CO2 REMOVED/YR

Carbon-ZeroLocomotives    Roadmap to  Diesel-Electric(Bio-Diesel and Renewable Diesel)  Battery-ElectricOperating In Consist  Battery-Electric Lead  Hydrogen  HYDROGEN AVAILABILITY  GREY H2  BLUE H2  GREEN H2  Locomotive Carbonemissions

 Solid foundation for growth and increased shareholder value         PROFITABLE GROWTHInnovators of scalable technologies. Leveraging robust installed base and scale to drive connected products and software, as well as recurring and service revenue streams.  MARGIN EXPANSIONLean culture, operational excellence, flexible cost structure. Focus on improved project execution, productivity, and cost actions across Transit. Delivering on $250M synergy run rate in ‘21.  CASH FLOW GENERATIONDisciplined capital allocation to grow shareholder value. Executing on strategic priorities supported by strong balance sheet. Generating strong cash flow.

 Appendix

 Income statement   Appendix A ( 1 of 2)

 Income statement(cont.)   Appendix A ( 2 of 2)

 Balance sheet   Appendix B

 Cash flow  Appendix C

 EPSand non-GAAP Reconciliation  Appendix D(1 of 2)

 EPSand non-GAAP Reconciliation  Appendix D(2 of 2)

 EBITDA reconciliation  Appendix E

 Sales by product line  Appendix F

 Segment reconciliation  Appendix G